 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant     ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FIRST LIBERTY POWER, CORP.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11..

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

FIRST LIBERTY POWER CORP.
7251 West Lake Mead Blvd, Suite 300
Las Vegas, NV 89128
(702) 675-8198

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 30, 2013

August 13, 2013

To Our Stockholders:

Notice is hereby given that First Liberty Power Corp. will hold a special meeting of stockholders on August 30, 2013 at 2:00 pm (local time) at Suite 300, 7251 West Lake Mead Blvd, Las Vegas, NV 89128 (the "Meeting"). The Meeting is being held for the following purposes:

1.	To amend the Articles of Incorporation of the Company to increase the Company’s number of authorized shares of common stock from 540,000,000 to 1,080,000,000 (the “Common Stock Increase”);
2.
To Amend the Articles of Incorporation for the alteration of our share capital to authorize the creation of up to 10,000,000 shares of “blank check” preferred stock, par value of $0.001 per share (the “Blank Check Preferred Shares”) which may be issued in one or more classes or series, with such rights, preferences, privileges and restrictions as will be fixed by our Board of Directors (the “Blank Check Preferred Stock together with Authorized Share Increases, the “Proposed Amendments”).

Our board has fixed the close of business on July 3, 2013 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. At the Meeting, each holder of record of shares of common stock, $0.001 par value per share, will be entitled to one vote per share of common stock held on each matter properly brought before the Meeting.

By Order of the Board of Directors,

  /s/ Robert B. Reynolds Jr.
Robert B. Reynolds Jr.
Chairman of the Board of Directors

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. Additional options are presented for the return of the proxy form.  If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on August 30, 2013 - the proxy statement is available at:

http://www.firstlibertypower.com/investors/flpc-special-stockholders-meeting/

FIRST LIBERTY POWER CORP.
7251 West Lake Mead Blvd, Ste. 300
Las Vegas, NV 89128
(702) 675-8198

Proxy Statement for the Special Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Special Meeting of Stockholders (the "Meeting") to be held on August 30, 2013 at 2:00pm (local time) at Suite 300, 7251 West Lake Mead Blvd, Las Vegas, NV 89128, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Special Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about August 20, 2013 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to "we", "us" "our" and "FLPC" refer to First Liberty Power Corp.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share (the "Common Stock") as of the close of business on July 3, 2013 (the "Record Date"). Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting. As of the Record Date, there were 466,752,425 shares of Common Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, a quorum is thirty-three and one third percent (33.3%) of the outstanding shares of our company entitled to vote, represented in person or by proxy.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope, or by other methods noted on the proxy form. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1 and 2 and, at their discretion, on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Interwest Transfer Co., Inc, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on the Record Date are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $10,000.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

Except as disclosed elsewhere in this Proxy Statement, since August 1, 2012, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon:

1.	any director or officer of our corporation;

2.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the Amendments to our authorized capital, as more particularly described herein.

PROPOSED AMENDMENTS TO THE COMPANY’S CURRENT ARTICLES OF INCORPORATION.

The Board of Directors has unanimously approved, and is recommending to the shareholders of the Company for approval, the following amendments to the Current Articles (the “Proposed Amendments”):

(1) to amend the Articles of Incorporation of the Company to increase the Company’s number of authorized shares of common stock from 540,000,000 to 1,080,000,000 (the “Common Stock Increase”);

(2) To Amend the Articles of Incorporation to authorize 10,000,000 shares of “blank check” preferred stock, which may be issued in one or more classes or series, with such rights, preferences, privileges and restrictions as will be fixed by our Board of Directors (the “Blank Check Preferred Stock Authorization together with Authorized Share Increases, the “Proposed Amendments”).

Our Articles of Incorporation (the "Articles") currently authorize the issuance of 540,000,000 shares of common stock, $0.001 par value, and no shares of preferred stock. On July 2, 2013 our Board of Directors approved, subject to receiving the approval of a majority of the shareholders of our common stock, an amendment to our Articles to increase our authorized shares of common stock to 3,000,000,000 shares, and authorize the issuance of up to 10,000,000 shares of blank check preferred stock in the capital of our corporation, for which the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of the shares of preferred stock (the "Preferred Shares").  On July 18 2013, the Board of Directors unanimously agreed to reduce the increase of authorized shares of common stock to 1,080,000,000 shares, and to seek shareholder approval for that revised amount.

The general purpose and effect of the amendment to our corporation's Articles is to increase our authorized share capital and authorize the Preferred Shares, which will enhance our corporation's ability to finance the development and operation of our business.

The Board of Directors has approved, deemed advisable, and recommends that the shareholders of the Company approve, each of the Proposed Amendments. You must vote separately for each of the Proposed Amendments.

If any of Proposed Amendments are approved by the Company’s shareholders, the Company will file such Proposed Amendments with the Nevada Secretary of State promptly after receipt of such approval. The Proposed Amendments will become effective upon filing of the Certificate of Amendment with the Nevada Secretary of State.

We Urge Each Stockholder to Carefully Read the Proposed Amendments Before voting on the Proposed Amendments.

PROPOSED AMENDMENT NO. 1

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO INCREASE THE AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK

Purpose and Effects of Proposed Amendment No. 1 to the Current Articles

As of the Record Date, the Company was authorized, pursuant it its Articles of Incorporation, to issue up to 540,000,000 shares of its common stock, and there were 466,752,425 shares of its common stock issued and outstanding.  The Board of Directors approved, subject to shareholder approval, an amendment to the Current Articles to increase the authorized share capital of the Company from 540,000,000 shares of common stock to 1,080,000,000 shares of common stock with the same par value of $0.001 per share.  The purpose of this proposed increase in authorized share capital is to make available additional shares of common stock for issuance for general corporate purposes, including financing activities and possible acquisitions, without the requirement of further action by the shareholders of the Company.  Increasing the authorized number of shares of the common stock of the Company will provide the Company with greater flexibility and allow the issuance of additional shares of common stock in most cases without the expense or delay of seeking further approval from the shareholders.  The Company is at all times investigating additional sources of financing which the Board of Directors believes will be in the Company's best interests and in the best interests of the shareholders of the Company.

The proposed new shares of common stock do not carry any pre-emptive rights. The adoption of the increase in authorized share capital will not of itself cause any changes in the Company's capital accounts.  The increase in authorized share capital will not have any immediate effect on the rights of existing shareholders. However, the Board of Directors will have the authority to issue authorized shares of common stock without requiring future approval from the shareholders of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares of common stock are issued in the future, they will decrease the existing shareholders' percentage equity ownership interests and could be issued at prices lower than the prices at which existing shareholders purchased their shares.  Any such issuance of additional shares of common stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock of the Company.

One of the effects of the increase in authorized share capital, if adopted, may be to enable the Board of Directors to render it more difficult to or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board of Directors would, unless prohibited by applicable law, have additional shares of common stock available to effect transactions (including private placements) in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company.  Such action, however, could discourage an acquisition of the Company which the shareholders of the Company might view as desirable.

The Company has no current plans, proposals or arrangements in place to issue any of the additional shares that will become authorized share capital of the Company pursuant to the Increase in Authorized Common Shares that have not been otherwise disclosed as existing financings in the Company’s quarterly financings.

The Board of Directors unanimously recommends that shareholders vote FOR Proposed Amendment No. 1.

PROPOSED AMENDMENT NO. 2

ADOPTION OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE “BLANK CHECK” PREFERRED STOCK

Purpose and Effects of Proposed Amendment No. 2 to the Current Articles

The Current Articles of Incorporation do not contain authorized preference shares. As a result, should our Board of Directors desire to issue shares of preferred stock with specific preferences, it cannot do so. Blank check preferred stock means that the Board of Directors is given approval to issue any of the authorized shares from time to time, in such classes and amounts, and with such rights and preferences, as the board, in its sole discretion shall determine. In other words, if the shareholders votes for this proposal, they will have no further direct oversight and control over the issuances of any preferred stock in the future. In effect, you are waiving your current right to authorize any future issuances of preferred stock and, more importantly, you would be waiving your current right to vote on the designation of any rights, power and preferences attached to any class of preferred stock in the future.

The principal purpose to authorize shares of preferred stock is to provide us with additional financial flexibility to issue preferred stock for purposes which may be identified in the future, including, without limitation, to distribute to stockholders as a stock dividends, to raise equity capital, to make acquisitions through the use of preferred stock, and to effect other corporate transactions.

The availability of preferred stock is particularly important if the Board of Directors needs to undertake any of the foregoing actions on an expedited basis. The blank check preferred stock would enable the Board of Directors to avoid the time (and expense) of seeking stockholder approval in connection with any such contemplated action. If this Proposal is approved by our stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of preferred stock, except as may be required by applicable law or the rules of any stock exchange or association upon which our securities may be listed, quoted or traded. As of the date hereof, we do not have any plans, proposals, or arrangements, written or otherwise, to issue any of the newly available authorized preferred shares. Approval of the proposal does not mean that we will necessarily enter into such a transaction, but our Board believes that it may make us a more attractive candidate for a corporate transaction for financing. No assurance can be given that approval of this proposal will lead to a corporate transaction or significant financing.

The proposed preferred stock could have a variety of potentially negative effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of such authorized shares. The Board could authorize the issuance of a class or series of preferred stock with such rights and preferences as to greatly limit the likelihood of our common stockholders from receiving cash dividends or distributions upon our dissolution. In addition, shareholders could face dilution of their voting power if the preferred shares are issued with super-voting rights. Such preferred shares could also be given “poison pill” provisions that would dissuade potential suitors from acquiring us, thereby reducing an opportunity for our common shareholders to maximize the value of their shareholdings.

The Company has no current plans, proposals or arrangements to issue any of the blank check preferred shares that will become authorized share capital of the Company pursuant to the Proposed Amendment No. 2. There is no immediately dilutive impact from the creation in blank check preferred shares.

The Board of Directors unanimously recommends that shareholders vote FOR Proposed Amendment No. 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of July 3, 2013 by (i) each person or group who is known by us to beneficially own more than 5% of our common stock; (ii) each director; (iii) all such executive officers and directors as a group.  Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, 7251 West Lake Mead Blvd, Ste. 300, Las Vegas, NV 89128.  Except as indicated in the footnotes to this table and subject to applicable community property laws, the persons named in the table to our knowledge have sole voting and investment power with respect to all shares of securities shown as beneficially owned by them.  The information in this table is as of July 3, 2013, based upon 466,752,425 shares of common stock outstanding.

Beneficial ownership of our common stock as of July 3, 2013 by each person or group who is known by us to beneficially own more than 5% of our common stock;

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percentage Ownership

Group8 Mining Innovations1	83,000,000, Direct	17.8%

Glyn R Garner Former Director, Officer)	43,200,000, Direct	9.3%

(1) The sole shareholder of Group8 Mining Innovations is Sanning Management Ltd., a Samoan company, with a registered address in Hong Kong.  One third of the securities of Sanning Management are owned by Lau Tung Mui, the spouse of Mr. Don Nicholson, the President and CEO and Board Member of First Liberty. Mr. Nicholson is a director and officer of Group8 Mining Innovations. Mr. Nicholson disclaims beneficial ownership over the shares of Sanning Management held by Ms. Lau.  One third of the securities of Sanning Management are owned by Dimitrios Trikeriotis, a director and officer of Group8 Mining Innovations.  The remaining one third of the securities of Sanning Management are owned by Yanguang Yuan.

Beneficial ownership of our common stock as of July 3, 2013 by each director and/or officer; and all such executive officers and directors as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percentage Ownership

Robert B. Reynolds, Director, Officer	3,265,625, Direct	0.7%

Mario Beckles, Officer1	2,969,700, Indirect	0.6%

Don Nicholson, Officer, Director2	2,857,153, Indirect	0.6%

William Voaden, Director	0	0.0%

Total, officers and directors as a group	9,092,478	1.9%

(1) Mario A. Beckles, CFO and Treasurer of First Liberty Power Corp is the beneficial owner of Windies Capital Partners, in which name these shares are held.
(2) Donald Nicholson, CEO and Director of First Liberty Power Corp is the beneficial owner of LTV International Holdings, in which name these shares are held

"HOUSEHOLDING" OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER INFORMATION

Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as defined under Exchange Act Rules 13a-15(f) and 14d-14(f).  Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

All internal control systems, no matter how well designed, have inherent limitations and may not prevent or detect misstatements.  Therefore, even those systems determined to be effective can only provide reasonable assurance with respect to financial reporting reliability and financial statement preparation and presentation.  In addition, projections of any evaluation of effectiveness to future periods are subject to risk that controls become inadequate because of changes in conditions and that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of our internal control over financial reporting as of as of the date of this proxy.  In making the assessment, management used the criteria issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control-Integrated Framework.   Based on its assessment, management concluded that, as of the date of this proxy, our internal control over financial reporting was not effective and that material weaknesses in ICFR existed related to our failing to conduct Annual General Meetings. This may be counter to corporate governance practices as defined by the various stock exchanges and may lead to less supervision over management.

We are committed to improving our financial organization. It is the Company’s intent to hold an Annual General Meeting to remedy this situation immediately following the 10-K to be filed for the fiscal year ending July 31, 2013.   We are hopeful this is a reasonable approach to take to resolve the issue with the focus on a current 10-K filing, and set the cycle for future years based on this timing.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

  /s/ Robert B. Reynolds Jr.
Robert B. Reynolds Jr.
Chairman of the Board of Directors

PROXY CARD

SPECIAL MEETING OF STOCKHOLDERS OF FIRST LIBERTY POWER CORP.
(the "Company")

TO BE HELD AT SUITE 300, 7251 WEST LAKE MEAD BLVD, LAS VEGAS, NV
ON August 30, 2013 at 2:00pm Local Time (the "Meeting")

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints, Don Nicholson, an officer of the Company, or in the place of the foregoing, ___________________ [print name] as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

[ ]	Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by close of business, August 29, 2013 using the enclosed envelope or other methods provided.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.
PLEASE MARK YOUR VOTE IN THE BOX.

	For	Against	Abstain

PROPOSAL 1: Amendment to Articles – increase in authorized share capital	[ ]	[ ]	[ ]

PROPOSAL 2: Amendment to Articles – authorization of creation of shares of preferred stock, issuable in series, for which the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of the preferred stock
	[ ]	[ ]	[ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Shareholder. If no direction is made, this Proxy will be voted "FOR" each of the Proposals.   When shares are held jointly, both Registered Shareholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name and specify the signatory's capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:

Please Print Name:

Date:

Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.   SEE IMPORTANT INFORMATION AND INSTRUCTIONS BELOW / REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.           This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2.           If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, or no later than August 29, 2013, the Registered Shareholder.

3.           A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4.           A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

          (a)           appoint the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

          (b)           appoint another proxyholder.

5.           The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be delivered to the office of the Company’s Transfer Agent:

By mail:	Interwest Transfer Co., Inc. c/o Julie Felix 1981 Murray Holladay Road, Suite 100 Salt Lake City, UT 84117
By fax:	(801) 277-3147
By email (scan):	Julie Felix, julie@interwesttc.com

at any time up to and including 5:00pm local time on August 29, 2013, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

Please contact First Liberty Power, at (702) 675-8198 or 800-709-1196 with any questions, or via email at ir@firstlibertypower.com.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on August 30, 2013:  The proxy statement is available at
http://www.firstlibertypower.com/investors/flpc-special-stockholders-meeting/